GE PRIVATE ASSET MANAGEMENT FUNDS

GE CONTRA FUND

Supplement dated July 1, 2006 to the Prospectus and
Statement of Additional Information
each dated February 1, 2006

The following supersedes certain information contained in the Prospectus and Statement of Additional Information:

The Board of Trustees for GE Private Asset Management Funds (the “Trust”) recently voted to change the name of the Trust to Genworth Financial Asset Management Funds and to change the name of its series, GE Contra Fund to Genworth Financial Contra Fund (the “Fund”). These name changes to Genworth Financial are effective July 1, 2006.

In addition to custodian State Street Bank and Trust Company, CitiGroup Global Markets, Inc. (“CitiGroup”) also holds Fund assets. CitiGroup provides periodic reports reflecting activity and holdings in the Fund’s CitiGroup account(s). CitiGroup also acts as broker/dealer for the Fund for the purchase and sale of securities, commodities, options and other property.